SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

                      Date of Report:   February 17, 1998


                   FIRST NATIONS FINANCIAL SERVICES COMPANY
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
         (State or other jurisdiction of incorporation or organization)

          333-1612                              76-0481583
     (Commission  File  Number)          (IRS  Employer Identification Number)


                             C/O GARY N. PELEHATY
                          CHRISTIANA EXECUTIVE CAMPUS
                       220 CONTINENTAL DRIVE, SUITE 310
                          NEWARK, DELAWARE 19713-4314
                   (Address of principal executive offices)

                                (800) 790-2474
             (Registrant's telephone number, including area code)










ITEM  6.              RESIGNATION  OF  REGISTRANT'S  DIRECTOR.
--------          --------------------------------------------

     Mr. Philip deMena has resigned effective as of February 12, 1998 as a Director of the Registrant because of ongoing business commitments.




EXHIBITS:

     Letter  of  resignation  from  Philip  deMena.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     /s/Gary  N.  Pelehaty
     ---------------------
       Gary  N.  Pelehaty,  President


Date:    February  17,  1998

                                    EXHIBIT










February  l7,  1998


First  Nations  Financial  Services  Company
Mr.  William  Juliano
560  Fellowship  Road,  Ste  214
Mount  Laurel,  NJ  08054


Dear  Mr.  Juliano:

I must inform you that I am resigning as Director of First National Financial Service Company because of ongoing business commitments. I appreciate the opportunity that was given to me by yourself, and wish you the very best.

Sincerely,


Philip  deMena

CC:  Robert  Sonfield  esq.